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                                                                   EXHIBIT 10.26
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                             ULTRADATA CORPORATION

                        NONQUALIFIED STOCK OPTION GRANT

Optionee:                                  Robert J. Majteles

Address:

Number of Option Shares:                   600,000

Exercise Price Per Share:                  $3.50

Date of Grant:                             October 17, 1996

Expiration Date:                           October 17, 2001

     1.  Grant of Option.
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         (a)  Ultradata Corporation, a Delaware corporation (the "Company"),
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hereby grants to the optionee named above ("Optionee") a nonqualified option
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(this "Option") to purchase the total number of shares of common stock of the
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Company set forth above (the "Shares") at the exercise price per share set
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forth above (the "Exercise Price"), subject to all of the terms and conditions
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of this Grant.

         (b) Adjustment of Shares.  In the event that the number of outstanding
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shares of the Company's Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (i) the Exercise Price and (ii) the number of Shares subject to this Option shall be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share
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shall not be issued but shall either be paid in cash at Fair Market Value or shall be rounded up to the nearest Share, as determined by the Committee.

     2.  Exercise Period of Option.  Provided Optionee continues to provide
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services to the Company or any Subsidiary or Parent of the Company, the Option
will become vested and exercisable as to portions of the Shares as follows: (a) this Option shall not vest nor be exercisable with respect to any of the Shares until October 17, 1997 (the "First Vesting Date"); (b) on the First Vesting Date
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the Option will become vested and exercisable as to twenty-five percent (25%) of the Shares; and (c) thereafter at the end of each full succeeding month the Option will become vested and exercisable as to two and one tenth percent (2.1%) of the Shares. If application of the vesting percentage causes a fractional share, such share shall be rounded up to the nearest whole share.
Notwithstanding the foregoing, immediately prior to the closing of a Corporate Transaction (as defined below), the exerciseability of this Option will be automatically accelerated so that the Option will, immediately prior to the closing date for the Corporate
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Transaction, become fully exerciseable with respect to the total number of
Shares issuable upon exercise hereof and may be exercised prior to the closing of such Corporate Transaction for all or any portion of such Shares. For purposes hereof, a "Corporate Transaction" is defined as (i) a merger or acquisition in which the Company is not the surviving entity (except for a merger of the Company into a wholly-owned subsidiary, and except for a transaction the purpose of which is to change the State in which the Company is incorporated), (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company or (iii) any other corporate reorganization or business combination, and in which the beneficial ownership of 50% or more of the Company's outstanding voting stock is transferred.

     3.  Restrictions on Exercise.  Exercise of this Option is subject to the
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following limitations:

         (a) This Option may not be exercised unless such exercise is in compliance with the Securities Act of 1933, as amended (the "1933 Act"), and
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all applicable state securities laws, as they are in effect on the date of exercise.

         (b) This Option may not be exercised as to fewer than 100 Shares unless it is exercised as to all Shares as to which this Option is then exercisable.

     4.  Termination of Option.
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         (a)  Termination for Any Reason Except Death or Disability.  If
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Optionee is Terminated for any reason, except death or Disability, the Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the date of Termination, may be exercised by Optionee no later than three (3) months after the date of Termination, but in any event no later than the Expiration Date.

         (b)  Termination Because of Death or Disability.  If Optionee is
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Terminated because of death or Disability of Optionee, the Option, to the extent that it is exercisable by Optionee on the date of Termination, may be exercised by Optionee (or Optionee's legal representative) no later than twelve (12) months after the date of Termination, but in any event no later than the Expiration Date.

         (c)  No Obligation to Employ.  Nothing in this Agreement shall confer
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on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company, or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Optionee's employment or other relationship at any time, with or without cause.

     5.  Manner of Exercise
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         (a)  This Option shall be exercisable by delivery to the Company of an executed written Nonqualified Stock Option Exercise Notice and Agreement ("Notice and Agreement") in the form attached hereto as Exhibit A, or in such
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other form as may be approved by the Company, which shall set forth Optionee's election to exercise this Option, the number of Shares being purchased, any restrictions imposed on the Shares and such other

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representations and agreements regarding Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws.

         (b) The Notice and Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check), or where permitted by law:

            (i)  by cancellation of indebtedness of the Company to the Optionee;

           (ii) at the discretion of the Committee, by surrender of shares of the Company's Common Stock that either: (1) have been owned by Optionee for more than six (6) months and have been paid for within the meaning of SEC Rule 144; or (2) were obtained by Optionee in the open public market; and (3) are clear of all liens, claims, encumbrances or security interests;

          (iii) by waiver of compensation due or accrued to Optionee for services rendered;

           (iv)  provided that a public market for the Company's stock exists,
(1) through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer")
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whereby Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company, or (2) through a "margin" commitment from
                               --
Optionee and an NASD Dealer whereby Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or

            (v)   by any combination of the foregoing.

         (c) Prior to the issuance of the Shares upon exercise of this Option, Optionee must pay or make adequate provision for any applicable federal or state withholding obligations of the Company.

         (d) Provided that the Notice and Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Optionee or Optionee's legal representative.

     6.  Compliance with Laws and Regulations.  The issuance and transfer of
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Shares shall be subject to compliance by the Company and the Optionee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's common stock may be listed at the time of such issuance or transfer. Optionee understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

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     7.  Nontransferability of Option.  This Option may not be transferred in
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any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of the Optionee.

     8.  Tax Consequences.  Optionee represents that Optionee has consulted any
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tax consultant(s) Optionee deems advisable in connection with the purchase of the Shares.

     9.  Privileges of Stock Ownership.  Optionee shall not have any of the
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rights of a stockholder with respect to any Shares subject to this Option until the Option has been validly exercised. No adjustment shall be made for dividends or distribution or other rights for which the record date is prior to the date of exercise, except as provided in this Grant.

     10.  Adjustment of Option Shares.  In the event that the number of
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outstanding shares of common stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares subject to this Option and the exercise price per share of this Option shall be proportionately adjusted, subject to any required action by the Board of Directors or stockholders of the Company and compliance with applicable securities laws; provided, however, that no certificate or scrip
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representing fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be ignored.

     11.  Entire Agreement.  The Notice and Agreement is incorporated herein by
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reference.  This Grant, the Notice and Agreement and the Employment Agreement
constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

     12.  Notices.  Any notice required to be given or delivered to the Company
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under the terms of this Agreement shall be in writing and addressed to the
Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by rapifax or telecopier.

     13.  Successors and Assigns.  The Company may assign any of its rights
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under this Agreement.  This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions or transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee's heirs, executors, administrators, legal representatives, successors and assigns.

     14.  Governing Law.  This Agreement shall be governed by and construed in
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accordance with the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

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     15.  Acceptance.  Optionee hereby acknowledges receipt of a copy of this
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Agreement.  Optionee has read and understands the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of this Agreement. Optionee acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Optionee should consult a tax adviser prior to such exercise or disposition.

     16.  Definitions.
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     IN WITNESS WHEREOF, the Company, by its duly authorized representative, and the Optionee have executed this Agreement as of the Date of Grant set forth above.

                              ULTRADATA CORPORATION

                              By:
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                              Name:
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                              Title:
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                              ----------------------------------------------
                              Robert J. Majteles

                                 SPOUSE CONSENT

The undersigned spouse of the Optionee designated above agrees to the terms and conditions of this Option and the attached Notice and Agreement.



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                              Name:
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